JOINDER TO SECURITY AGREEMENT
This JOINDER TO SECURITY AGREEMENT ("Joinder Agreement"), dated as of June 23, 2021 is made by AIR’ZONA AIRCRAFT SERVICES, INC., an Arizona corporation, with its chief executive office at 7100 Flightline Drive  Kingman AZ  86401 (the "Joining Grantor"), and delivered to MINNESOTA BANK & TRUST, a Minnesota state banking corporation (the “Lender”), under that certain Amended and Restated Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of March 28, 2019, executed by certain Subsidiaries of AIR T, INC., a Delaware corporation (the “Borrower”), in favor of the Lender.
WHEREAS, the Joining Grantor is a Subsidiary of the Borrower and required by the terms of the Loan Agreement to become a Guarantor (as defined in the Loan Agreement) and be joined as a party to the Security Agreement as a Grantor; and
WHEREAS, this Joinder Agreement supplements the Security Agreement and is delivered by the Joining Grantor pursuant to Section 6.10(a)(vi) of that certain Second Amended and Restated Credit Agreement dated as of June 26, 2020, by and between the Borrower and the Lender (the “Credit Agreement”; capitalized terms not otherwise defined herein being used herein as therein defined); and
WHEREAS, the Joining Grantor will materially benefit directly and indirectly from the Loans made available and to be made available to the Borrower by the Lender under the Loan Agreement; and
NOW THEREFORE, the Joining Grantor hereby agrees as follows with the Lender:
1.Joinder. The Joining Grantor hereby irrevocably, absolutely and unconditionally becomes a party to the Security Agreement as a Grantor and agrees to be bound by all the terms, conditions, covenants, obligations, liabilities and undertakings of each Grantor or to which each Grantor is subject thereunder, all with the same force and effect as if the Joining Grantor were a signatory to the Security Agreement. Without limiting the generality of the foregoing, the Joining Grantor hereby pledges and grants to the Lender, as collateral security for the payment and performance in full of all the Secured Obligations, a first priority Lien on and security interest in and to all of its right, title and interest in, to and under the Collateral owned by it, wherever located, and whether now existing or hereafter arising or acquired from time to time and expressly assumes all obligations and liabilities of a Grantor thereunder.
2.Affirmations. The Joining Grantor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Grantors contained in the Security Agreement. The Joining Grantor also represents and warrants to the Lender that

(a) it has the limited liability company power and authority, and the legal right, to make, deliver and perform this Joinder Agreement and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Joinder Agreement, (b) no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person that has not been obtained, made or completed is required in connection with the execution, delivery and performance, validity or enforceability of this Joinder Agreement, (c) this Joinder Agreement has been duly executed and delivered on behalf of the Joining Grantor and (d) this Joinder Agreement constitutes a legal, valid and binding obligation of the Joining Grantor enforceable against such Joining Grantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
3.Supplemental Schedules. Attached to this Joinder Agreement are duly completed schedules (the "Supplemental Schedules") supplementing the respective Schedules to the Security Agreement. The Joining Grantor represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Joining Grantor and its properties is true, complete and accurate as of the date hereof. Such Supplemental Schedules shall be deemed to be part of the Security Agreement.
4.Severability. The provisions of this Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
5.Counterparts. This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.
6.Delivery. The Joining Grantor hereby irrevocably waives notice of acceptance of this Joinder Agreement and acknowledges that the Secured Obligations are incurred, and credit extensions under the Loan Agreement and the other Loan Documents made and maintained, in reliance on this Joinder Agreement and the Joining Grantor's joinder as a party to the Security Agreement as herein provided.
7.Governing Law; Venue; Waiver of Jury Trial. This Joinder Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Joinder
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Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by and construed in accordance with the laws of the State of Minnesota. The provisions of Sections 16 and 17 of the Security Agreement are hereby incorporated by reference as if fully set forth herein.

[SIGNATURE PAGE FOLLOWS]
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IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Air’zona Aircraft Services, Inc., an Arizona corporation
By: /s/ Mark Harris Name: Mark Harris Its: President

AGREED TO AND ACCEPTED: Minnesota Bank & Trust, a Minnesota state banking corporation
By: /s/ Dianne Wegscheid Name: Dianne Wegscheid Title: Senior Vice President

SCHEDULE A

Commercial Tort Claims in Excess of $50,000

None.

EXHIBIT A

[FORM OF]

IRREVOCABLE STOCK POWER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to __________________ the following Equity Interests of _____________________________________, a ___________ _________________:

            No. of Shares                Certificate No.

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Equity Interests and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

AIR’ZONA AIRCRAFT SERVICES, INC.

By:
Name:
Title:

EXHIBIT B

[FORM OF]

NOTICE
OF
GRANT OF SECURITY INTEREST
IN
COPYRIGHTS

United States Copyright Office
Ladies and Gentlemen:

    Please be advised that pursuant to the Amended and Restated Security Agreement dated as of March 28, 2019 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) by and among the Grantors party thereto (each a “Grantor” and collectively, the “Grantors”) and MINNESOTA BANK & TRUST, as Secured Party (the “Secured Party”), the undersigned Grantor has granted a continuing security interest in and continuing lien upon the copyrights and copyright applications shown on Schedule 1 attached hereto to the Secured Party for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Secured Party, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any copyright or copyright application.

[signature page follows]

                        Very truly yours,

                        AIR’ZONA AIRCRAFT SERVICES, INC.

                        By:
                        Name:
                        Title:

Acknowledged and Accepted:

MINNESOTA BANK & TRUST,
as Secured Party

By:
Name:
Title:

EXHIBIT C

[FORM OF]

NOTICE
OF
GRANT OF SECURITY INTEREST
IN
PATENTS

United States Patent and Trademark Office
Ladies and Gentlemen:

    Please be advised that pursuant to the Amended and Restated Security Agreement dated as of March 28, 2019 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) by and among the Grantors party thereto (each a “Grantor” and collectively, the “Grantors”) and MINNESOTA BANK & TRUST, as Secured Party (the “Secured Party”), the undersigned Grantor has granted a continuing security interest in and continuing lien upon the patents and patent applications shown on Schedule 1 attached hereto to the Secured Party for the ratable benefit of the Secured Parties.

    The undersigned Grantor and the Secured Party, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any patent or patent application.

[signature page follows]

                        Very truly yours,

                        AIR’ZONA AIRCRAFT SERVICES, INC.

                        By:
                        Name:
                        Title:

Acknowledged and Accepted:

MINNESOTA BANK & TRUST,
as Secured Party

By:
Name:
Title:

EXHIBIT D

[FORM OF]
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
TRADEMARKS

United States Patent and Trademark Office
Ladies and Gentlemen:

    Please be advised that pursuant to the Amended and Restated Security Agreement dated as of March 28, 2019 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Agreement”) by and among the Grantors party thereto (each a “Grantor” and collectively, the “Grantors”) and MINNESOTA BANK & TRUST, as Secured Party (the “Secured Party”), the undersigned Grantor has granted a continuing security interest in and continuing lien upon the trademarks and trademark applications shown on Schedule 1 attached hereto to the Secured Party for the benefit of the Secured Party.

The undersigned Grantor and the Secured Party, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any trademark or trademark application.

[signature page follows]

                        Very truly yours,

AIR’ZONA AIRCRAFT SERVICES, INC., an Arizona corporation

                        By:
                        Name:
                        Title:

Acknowledged and Accepted:

MINNESOTA BANK & TRUST,
as Secured Party

By:
Name:
Title: